SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report:
                                November 7, 2005





                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

         Maryland                       1-10360                  52-1622022
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 255-4700
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Writing communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

     On November 4, 2005, CRIIMI MAE Inc. (the "Company") issued a press release reporting the Company's financial results for the quarter ended September 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1. The information in this Form 8-K under this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section of 18 of the Securities and Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 8.01.  Other Events.

     Attached as Exhibit 99.2 to this Current Report on Form 8-K is a press release issued by CRIIMI MAE Inc. on November 3, 2005 reporting the declaration of cash dividends for the third quarter of 2005 on the Company's Series B Cumulative Convertible Preferred Stock. The above referenced press release is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(a)  Exhibits.  The following exhibits are filed with this report:

     Exhibit 99.1 - Press Release dated November 4, 2005.

     Exhibit 99.2 - Press Release dated November 3, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CRIIMI MAE Inc.



Dated: November 7, 2005                      By:/s/Mark A. Libera
                                             ----------------------------
                                             Mark A. Libera
                                             Vice President and General
                                             Counsel

                                  EXHIBIT INDEX

Exhibit
No.                                Description
--------------------------------------------------------------------------------

*    99.1   Press Release dated November 4, 2005.

*    99.2   Press Release dated November 3, 2005.


*    Filed herewith.